Exhibit 99.1

Press Release dated January 31, 2011

For Release 8:30 a.m. Eastern	Company Contact:	Randy Harp
Monday, January 31, 2011		(580) 436-1234
	MidOcean Partners Contact:	Chris Tofalli
(914) 834-4334

Pre-Paid Legal Announces Merger Agreement

ADA, OK, January 31, 2011 - Pre-Paid Legal Services, Inc. (NYSE: PPD, “Pre-Paid” or the “Company”) announced that it entered into a definitive merger agreement on January 30, 2011, with MidOcean PPL Holdings Corp. and PPL Acquisition Corp., both newly created entities formed by MidOcean Partners, a leading New York based private equity firm (“MidOcean”).  The merger agreement provides that MidOcean will acquire all of the outstanding shares of Pre-Paid for a cash payment of $66.50 per share, or approximately $650 million in the aggregate.

Pre-Paid entered into the merger agreement based on the unanimous recommendation by a Special Committee comprised of independent directors of Pre-Paid's Board of Directors and the unanimous consent of its full Board of Directors.

“We are excited to have MidOcean involved in our efforts to increase the awareness of our consumer and small business services. Our entire team is excited about the future prospects of our company and continues to believe, as does MidOcean, that our products offer tremendous value,” said Harland C. Stonecipher, Founder and Chairman of Pre-Paid Legal Services, Inc.

“We were drawn to Pre-Paid because of the Company’s strong and unique value proposition to its members, associates and provider network.  We look forward to combining our strong operating resources with Pre-Paid’s strong management team to drive growth and create long-term value,” said Frank Schiff, a Managing Director at MidOcean Partners.

The closing of the transaction is subject to certain terms and conditions customary for transactions of this type, including receipt of stockholder and regulatory approvals. The parties currently anticipate consummating the transaction on or before July 31, 2011. The equity financing necessary for the transaction will be provided by funds affiliated with MidOcean Partners and the debt financing necessary for the transaction will be provided by Macquarie Capital, subject to customary closing conditions. Upon completion of the transaction, Pre-Paid will become a privately held company and its common stock will no longer be traded on the NYSE.

The Special Committee was advised by an independent financial advisor, Berenson & Company, and an independent legal advisor, Mayer Brown LLP. Macquarie Capital acted as financial advisor to MidOcean Partners and Kirkland & Ellis LLP acted as legal advisor.

About Pre-Paid Legal Services, Inc. - We believe our products are one of a kind, life events legal service plans. Our plans provide for legal service benefits provided through a network of independent law firms across the U.S. and Canada, and include unlimited attorney consultation, will preparation, traffic violation defense, automobile-related criminal charges defense, letter writing, document preparation and review and a general trial defense benefit. We have an identity theft restoration product we think is also one of a kind due to the combination of our identity theft restoration partner and our provider law firms. More information about our products and us can be found at our homepage at www.prepaidlegal.com.

About MidOcean Partners - MidOcean Partners is a premier private equity firm focused on the middle market.  MidOcean is committed to investing in high quality companies with stable market positions and multiple opportunities for growth in the United States and Europe.  Targeted sectors include consumer and leisure, business and financial services, media and communications and industrials.  MidOcean utilizes a broad foundation of expertise in its focus industries and its transatlantic platform to create value for its investors and partners.  For more information, visit www.midoceanpartners.com.

Forward-Looking Statements
Statements in this press release, other than purely historical information, regarding our future plans and objectives and expected operating results, dividends and share repurchases and statements of the assumptions underlying such statements, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained herein are based on certain assumptions that may not be correct. They are subject to risks and uncertainties incident to our business that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are described in the reports and statements filed by us with the Securities and Exchange Commission, including (among others) those listed in our Form 10-K, Form 10-Q and Form 8-K, and include the risks that our membership persistency or renewal rates may decline, that we may not be able to continue to grow our memberships and earnings, that we are dependent on the continued active participation of our founder and Chairman, that pending or future litigation may have a material adverse effect on us if resolved unfavorably to us, that we may have compromises of our information security, that during an economic downturn in the economy consumer purchases of discretionary items may be affected which could materially harm our sales, retention rates, profitability and financial condition, that we could be adversely affected by regulatory developments, that competition could adversely affect us, that we are substantially dependent on our marketing force, that our stock price may be affected by short sellers, that we have been unable to increase our employee group membership sales, that our active premium in force is not indicative of future revenue as a result of changes in active memberships from cancellations and additional membership sales, that we have repurchased more than half our outstanding shares over the past years and that completion of this transaction is subject to conditions in the financing commitments that could impact the ability to obtain long-term financing, the possibility of the occurrence of an event that could constitute a Company Material Adverse Effect as defined in the merger agreement and other risks and uncertainties set forth in the Company's filings with the Securities and Exchange Commission. Please refer to pages 16 - 19 of our 2009 Form 10-K and pages 7 and 8 of our September 30, 2010 Form 10-Q for a more complete description of these risks. There can be no assurance that any transaction between Pre-Paid Legal Services, Inc. and MidOcean will occur, or will occur on the timetable contemplated hereby. These risks and uncertainties could cause actual results to differ materially from any forward-looking statements made herein.  We undertake no duty to update any of the forward-looking statements in this release.

Additional Information and Where to Find It:
Pre-Paid Legal Services, Inc. will file with the Securities and Exchange Commission a current report on Form 8-K, which will include the merger agreement and related documents. The proxy statement that Pre-Paid Legal Services, Inc. plans to file with the Securities and Exchange Commission and mail to its stockholders will contain information about Pre-Paid Legal Services, Inc., the proposed merger and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement from Pre-Paid Legal Services, Inc. by mail, stockholders will be able to obtain the proxy statement, as well as other filings containing information about Pre-Paid Legal Services, Inc., without charge, from the Securities and Exchange Commission's website (http://www.sec.gov) or, without charge, from Pre-Paid Legal Services, Inc. at http://www.prepaidlegal.com/newCorp2/investor/investor_home.html. This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of Pre-Paid Legal Services, Inc.

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